United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): November 5, 2002
                              ---------------------


                                UNIT CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                   1-9260                 73-1283193
       --------------              ----------           -----------------
(State or other jurisdiction    (Commission File           IRS Employer
     of incorporation)              Number)            Identification No.)


           1000 Kensington Tower
             7130 South Lewis
             Tulsa, Oklahoma                              74136
    ----------------------------------                 ----------
 (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (918) 493-7700

Item 9.  Regulation FD Disclosure

         On November 5, 2002 the Principal Executive Officer, John G. Nikkel, and Principal Financial Officer, Larry D. Pinkston, of Unit Corporation, filed with the SEC certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          UNIT CORPORATION


                                          By:  /s/  John G. Nikkel
                                          -------------------------
                                          John G. Nikkel
                                          Chief Executive Officer

Date:  November 5, 2002

                                  EXHIBIT INDEX



Exhibit (99.1) Certificate of Principal Executive Officer
               dated November 5, 2002.

Exhibit (99.2) Certificate of Principal Financial Officer
               dated November 5, 2002.